                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 27, 2003


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           MARYLAND                   001-13417                  13-3950486
(STATE OR OTHER JURISDICTION         (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


 379 THORNALL STREET, EDISON, NEW JERSEY                           08837
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (732) 548-0101







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ITEM 5.  OTHER EVENTS

Hanover Capital Mortgage Holdings, Inc. announced that the underwriters of the company's recent public offering of common stock exercised their over-allotment option in full to purchase an additional 450,000 shares of common stock at the public offering price of $10.00 per share.

A copy of the press release announcing the underwriters' exercise of their over-allotment option is included as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         EXHIBIT  DESCRIPTION
         -------  -----------

         99.1 Press Release of Hanover Capital Mortgage Holdings, Inc. dated August 27, 2003.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Hanover Capital Mortgage Holdings, Inc.



Date: August 27, 2003               /s/ J. Holly Loux
                                    --------------------------------------------
                                    By:    J. Holly Loux
                                    Title: Chief Financial Officer and Treasurer




                                  EXHIBIT INDEX

     EXHIBIT    DESCRIPTION
     -------    -----------

     99.1 Press Release of Hanover Capital Mortgage Holdings, Inc. dated August 27, 2003.



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